Exhibit 99.2

TRANSACTION OVERVIEW AUGUST 2025 Private & Confidential 1

STRICTLY CONFIDENTIAL | 2 Basis of Presentation These Presentation Materials are provided for informational purposes only and have been prepared to assist interested parties in a proposed private placement in making their own evaluation with respect to an investment in connection with a potential business combination among Air Water Ventures Limited (“Air Water”), Inflection Point Acquisition Corp . III (“Inflection Point”) and the other parties thereto, including, if applicable, a holding company (“Pubco”) and related transactions (the “Potential Business Combination”) and for no other purpose . By accepting, reviewing or reading these Presentation Materials, you will be deemed to have agreed to the obligations and restrictions set out below . If these Presentation Materials have been received in error they must be returned immediately to Air Water or Jett Capital Advisors . No Offer or Solicitation These Presentation Materials and any oral statements made in connection with these Presentation Materials do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction . These Presentation Materials do not constitute either advice or a recommendation regarding any securities . No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended (the “Securities Act”) or an exemption therefrom . The dissemination, receipt and/or communication of this presentation is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . These Presentation Materials are not directed to or intended for distribution, or transfer, either directly or indirectly to, or use by, any person or entity that is a citizen or resident or located in any locality, state, country or jurisdiction where such distribution, transfer, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction . Recipients of this presentation should inform themselves about and comply with all applicable laws, regulations and legal requirements in their respective jurisdiction(s), and Air Water does not accept any liability whatsoever to any person or otherwise in relation thereto . Neither the U . S . Securities and Exchange Commission (the “SEC”) nor any other regulatory authority of any state or other jurisdiction of the United States has approved or disapproved of an investment in the securities or passed on the accuracy or adequacy of the contents of this presentation . Any representation to the contrary is a criminal offence in the United States . This presentation is directed at (i) persons outside the United Kingdom, or, if this presentation is intended for distribution in the United Kingdom, (ii) solely to (a) persons who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 , as amended (the “Order”) ; (b) members or creditors of a corporate body within the meaning of Article 43 of the Order ; (c) those persons falling within Article 49 (2)(a) to (d) of the Order ; or (d) those persons to whom it can otherwise be distributed without contravention of Article 21 of the Financial Services and Markets Act 2000 or to whom it may otherwise lawfully be distributed (each, a “relevant person”) . This presentation is not directed at and must not be acted or relied upon by persons other than relevant persons . Any investment or investment activity to which this presentation refers or otherwise relates is directed at and only available to (i) relevant persons in the United Kingdom, and, (ii) “qualified investors” within the meaning of Article 2 (1)(e) of the Prospectus Directive (Directive 2003 / 71 /EC) in any member state of the European Economic Area . No Representations and Warranties No representations or warranties, express, implied or statutory, are given in, or in respect of, these Presentation Materials, and no person may rely on the information contained in these Presentation Materials . Any data on past performance or modeling contained herein is not an indication as to future performance . This data is subject to change . Each recipient agrees and acknowledges that these Presentation Materials are not intended to form the basis of any investment decision by such recipient and do not constitute investment tax or legal advice . Recipients of these Presentation Materials are not to construe its contents, or any prior or subsequent communications from or with Inflection Point, Air Water, Pubco or their respective representatives as investment legal or tax advice . Each recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding these Presentation Materials . In addition, these Presentation Materials do not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Air Water or the Potential Business Combination . Recipients of these Presentation Materials should each make their own evaluation of Air Water, and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Inflection Point, Air Water and Pubco assume no obligation to update the information in these Presentation Materials . Each recipient also acknowledges and agrees that the information contained in these Presentation Materials (i) is preliminary in nature and is subject to change, and any such changes may be material and (ii) should be considered in the context of the circumstances prevailing at the time and has not been, and will not be, updated to reflect material developments which may occur after the date of these Presentation Materials . To the fullest extent permitted by law, in no circumstances will Air Water, Inflection Point or Pubco or any of their respective subsidiaries, stockholders, affiliates, representatives, planers, directors, officers, employee, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of these Presentation Materials, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith . These Presentation Materials discuss trends and markets that Air Water’s leadership team believes will impact the development and success of Air Water based on its current understanding of the marketplace and each recipient acknowledges this information is preliminary in nature and subject to change . Industry and Market Data Industry and market data used in these Presentation Materials, including information about Air Water’s total addressable market, has been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Some data is also based on estimates of Air Water and/or Inflection Point, which are derived from their respective review of internal sources as well as third - party sources including those described above . Neither Inflection Point nor Air Water has independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data’s accuracy or completeness . DISCLAMERS

STRICTLY CONFIDENTIAL | 3 Forward Looking Statements Certain statements included in these Presentation Materials are not historical facts but are forward - looking statements, within the meaning of Section 27 A of the Securities Act, Section 21 E of the Securities Exchange Act of 1934 , as amended, and the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “according to estimates,” “assume,” “believe,” “could,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “is of the opinion,” “to the knowledge of,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial, performance and operational metrics and projections of market opportunity ; (2) references with respect to the anticipated benefits of the Potential Business Combination and the projected future financial and operational performance of Pubco following the Potential Business Combination ; (3) the sources and uses of cash of the Potential Business Combination ; (4) the anticipated capitalization and enterprise value of Pubco following the consummation of the Potential Business Combination ; (5) statements regarding Pubco’s operations following the Potential Business Combination ; (6) the amount of redemption requests made by Inflection Point’s public shareholders, (7) current and future potential commercial relationships ; (8) the ability of Pubco to issue equity or equity - linked securities in the future ; and (9) expectations related to the terms and timing of the Potential Business Combination . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) risks relating to the successful implementation of Air Water’s business strategy and operational plan ; (2) the ability of key personnel to execute Air Water’s growth strategy and effectively manage Air Water’s operations ; (3) the risk that the Potential Business Combination disrupts current plans and operations of Air Water as a result of the announcement and/or consummation of the Potential Business Combination ; (4) regulatory or other developments that negatively impact demand for the products and services provided by Air Water ; (5) changes in business, market, financial, and/or political conditions, and in applicable laws and regulations ; (6) the outcome of any event, change, or other circumstances that could give rise to the termination of negotiations with respect to the Potential Business Combination or the inability to consummate the Potential Business Combination ; (7) the outcome of any legal proceedings that may be instituted against Air Water, Inflection Point, their respective affiliates, or others ; (8) changes to the proposed structure of the Potential Business Combination that may be required or appropriate as a result of applicable laws or regulations ; (9) the ability to meet stock exchange listing standards following the consummation of the Potential Business Combination ; (10) the risk that the Potential Business Combination disrupts current plans and operations of Air Water or Inflection Point as a result of the announcement and consummation of the Potential Business Combination ; (11) the ability to recognize the anticipated benefits of the Potential Business Combination, which may be affected by, among other things : competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and retain its management and key employees, capital expenditures and requirements for additional capital, and timing of future cash flow provided by operating activities ; (12) costs related to the Potential Business Combination ; (13) estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments ; and (14) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Inflection Point’s final prospectus relating to its initial public offering dated April 25 , 2025 , and in subsequent filings with the SEC, including the Registration Statement (as defined below) relating to the Potential Business Combination by Inflection Point, Air Water, and/or one or more of their affiliates, and periodic Exchange Act reports filed by Inflection Point with the SEC, such as its Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K . These statements are based on various assumptions, whether or not identified in these Presentation Materials, and on the current expectations of Inflection Point’s and Air Water’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Air Water . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Inflection Point nor Air Water presently know or that Inflection Point and Air Water currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition . forward looking statements reflect Inflection Point’s and Air Water’s expectations, plans or forecasts of future events and views as of the date of these Presentation Materials . Inflection Point and Air Water anticipate that subsequent events and developments will cause Inflection Points’ and Air Water’s assessments to change . However, while Inflection Point and Air Water may elect to update these forward - looking statements at some point in the future, Inflection Point and Air Water specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Inflection Point’s and Air Water’s assessments as of any date subsequent to the date of these Presentation Materials . Accordingly, undue reliance should not be placed upon the forward - looking statements . Trademarks These Presentation Materials contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in these Presentation Materials are not intended to, and do not imply, a relationship with Inflection Point or Air Water, an endorsement or sponsorship by or of Inflection Point or Air Water, or a guarantee that Air Water or Inflection Point will work or will continue to work with such third parties . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in these Presentation Materials may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Inflection Point, Air Water, or any third - party will not assert to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Financial Information Summarized financial data in this presentation is provided solely for informational purposes, and should not be relied upon for the purpose of making an investment decision or otherwise entering into any transaction whatsoever . Furthermore, the financial information and data contained in these Presentation Materials are unaudited and do not conform to Regulation S - X promulgated under the Securities Act . Accordingly, such information and data may be adjusted in or may be presaged differently in any proxy statement or registration statement to be filed by Pubco with the SEC . Important Information for Investors and Stockholders In connection with a Potential Business Combination, Inflection Point, Air Water and Pubco are expected to prepare a registration statement on Form F - 4 (the “Registration Statement”) to be filed with the SEC by Pubco, which will include preliminary and definitive proxy statements to be distributed to Inflection Point’s shareholders in connection with Inflection Point’s solicitation for proxies for the vote by Inflection Point’s shareholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued by Pubco’s security holders in connection with the completion of the Potential Business Combination . After the Registration Statement has been filed and declared effective, Inflection Point will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Potential Business Combination . Inflection Point’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Inflection Point’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about Inflection Point, Air Water, Pubco and the Potential Business Combination . Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by Inflection Point, without charge, at the SEC’s website located at www . sec . gov or by directing a request to Inflection Point Acquisition Corp . III at 167 Madison Avenue Suite 205 # 1017 , New York, NY 10016 . These Presentation Materials are not a substitute for the Registration Statement or for any other document that Inflection Point and/or Pubco may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Inflection Point through the website maintained by the SEC at http://www.sec.gov. DISCLAMERS

STRICTLY CONFIDENTIAL | 4 Participants In Solicitation Inflection Point, Air Water and Pubco and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Inflection Point’s shareholders in connection with the Potential Business Combination . Investors and security holders may obtain more detailed information regarding Inflection Point’s directors and executive officers in Inflection Point’s filings with the SEC, including Inflection Point’s final prospectus for its IPO, and amendments thereto, as filed with the SEC . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Inflection Point’s shareholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Inflection Point’s shareholders generally . will be set forth in the Registration Statement . Shareholders, potential investors and other interested investors should read the Registration Statement carefully when it becomes available before making any voting or investment decisions . Changes and Additional Information In Connection with SEC Filings The information in these Presentation Materials has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules . As a result, the information in the Registration Statement may differ from these Presentation Materials to comply with SEC rules . The Registration Statement will include substantial additional information about Air Water, Inflection Point and Pubco not contained in these Presentation Materials . Once filed, the information in the Registration Statement will update and supersede the information presented in these Presentation Materials . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE POTENTIAL BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . All references to the “company,” “we,” “us” or “our” refer to Air Water and its consolidated entities prior to the Potential Business Combination . The risks presented below are non - exhaustive descriptions of certain of the general risks related to the business of Air Water, Inflection Point and Pubco and the Potential Business Combination among Air Water, Inflection Point and Pubco . and such list is not exhaustive . The list below has been prepared solely for purposes of inclusion in these Presentation Materials and not for any other purpose . You should carefully consider these risks and uncertainties and should carry out your own diligence and consult with your own financial and legal auditors concerning the risks presented by the Potential Business Combination . Risks relating to the business of Air Water, the Potential Business Combination and the business of Pubco will be disclosed in future documents filed or furnished by Air Water, Inflection Point or Pubco with the SEC, including the documents filed or furnished in connection with the Potential Business Combination among Air Water, Inflection Point and Pubco . The risks presented in such filings will be continent with SEC filings typically relating to a public company, including with respect to the business and securities of Air Water, Inflection Point and Pubco and the Potential Business Combination among Air Water, Inflection Point and Pubco, and may differ significantly from, and be more extensive than, those presented below . DISCLAMERS

STRICTLY CONFIDENTIAL | INTRODUCTION Private & Confidential Section 1. Company Introduction 5

“Water stress is the biggest crisis no one is talking about. Its consequences are in plain sight in the form of food insecurity, conflict and migration and financial instability.” 1 - President and CEO of the World Resources Institute Creating accessible water from air at scale is ambitious, but we are making it a reality. INDUSTRIAL •COMMERCIAL •GOVERNMENT •RESIDENTIAL OPPORTUNITY STRICTLY CONFIDENTIAL | 6 1. Source: RELEASE: Updated Global Water Risk Atlas Reveals Top Water - Stressed Countries and States: https://www.wri.org/news/release - updated - global - water - risk - atlas - reveals - top - water - stressed - countries - and - states .

PROBLEM

STRICTLY CONFIDENTIAL | AIRWATER.

Solving global water challenges is a strategic imperative.

The world is predicted to face a water shortfall of 40% by 2030.[1] Companies in key industries are already losing billions — **$15.5 billion has been stranded or is at risk due to changes in water regulations, high levels of pollution, and community opposition, leading to high-quality water supplies growing scarce.[2]**

01 **Market vulnerability + volatility**
Water-intensive industries face operational disruptions and increased costs, with more volatile water pricing if market-based and dynamic pricing mechanisms are implemented.

02 **Mounting pressure**
Communities, governments, corporate ESG programs, financial reporting requirements and consumers demand change.

03 **A new reality**
Water access will impact the global economy in new and unexpected ways, with natural disasters and shortages disrupting supply chains.

WHERE WATER STRESS WILL BE HIGHEST BY 2040[3]

Projected ratio of water withdrawals to water supply in 2040

- Extremely high >80%
- High 40% - 80%
- Medium to high 20% - 39%
- Low to medium 10% - 19%
- Low <10%



1. *Source: World Economic Forum, Global freshwater demand will exceed supply 40% by 2030, experts warn: https://www.weforum.org/stories/2023/03/global-freshwater-demand-will-exceed-supply-40-by-2030-experts-warn/.*
2. *Source: Carbon Disclosure Project, High and dry: how water issues are stranding assets: https://www.preventionweb.net/news/high-and-dry-how-water-issues-are-stranding-assets.*
3. *Source: World Resources Institute, Ranking the World's Most Water-Stressed Countries in 2040: https://www.wri.org/insights/ranking-worlds-most-water-stressed-countries-2040.*

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PROBLEM

STRICTLY CONFIDENTIAL | AIRWATER™

Challenges with traditional water solutions

01

Complex

More than half of our water comes from desalination and groundwater.
These sources require significant power, infrastructure, transportation and logistics.[1,2]

02

Costly

Water costs are rising, as infrastructure is estimated to need $6.7 trillion by 2030 and $22.6 trillion by 2050.[3] Governments and businesses face added costs from regulation and public scrutiny.

03

Outdated

Water collection and treatment methods have remained largely unchanged despite a deepening crisis. Outdated infrastructure has meant water is often lost to leaks and faulty systems.[4]

04

Unsustainable

By 2030, demand for fresh water will outpace global supplies by 40%.[5]

1. Source: United Nations, UN World Water Development Report 2022 'Groundwater: making the invisible visible': https://www.unwater.org/news/un-world-water-development-report-2022-'groundwater-making-invisible-visible'.
2. Source: Kleinman Center for Energy Policy, Sea Change: Desalination and the Water-Energy Nexus: https://kleinmanenergy.upenn.edu/research/publications/sea-change-desalination-and-the-water-energy-nexus/.
3. Source: United Nations, Water Infrastructure and Investment: https://sustainabledevelopment.un.org/content/documents/hlpwater/08-WaterInfrastInvest.pdf.
4. Source: Fluence, What is Non-Revenue Water?: https://www.fluencecorp.com/what-is-non-revenue-water/.
5. Source: World Economic Forum, Global freshwater demand will exceed supply 40% by 2030, experts warn: https://www.weforum.org/stories/2023/03/global-freshwater-demand-will-exceed-supply-40-by-2030-experts-warn/.

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SOLUTION

STRICTLY CONFIDENTIAL | A1RWATER™

With more water in the atmosphere than in rivers worldwide,[1] air-to-water technology (atmospheric water generation) may be a solution to create clean, accessible, scalable water.

A1R WATER MAKES IT POSSIBLE TO

Augment existing water supplies without overtaxing traditional water sources, ecosystems and infrastructure.

Regions / geographies worldwide + 20-43°C temperatures (63-104°F) + 25-100% relative humidity + A simple power source (electric, fuel, solar, wind) = Renewable water, on site, at scale

1. *Source: U.S. Geological Survey, How Much Water is There on Earth: https://www.usgs.gov/water-science-school/science/how-much-water-there-earth.*

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INTRODUCTION

STRICTLY CONFIDENTIAL | AIRWATER

In the next 10 years, the illusion of water's infinite availability will confront its most significant test.

This transformation will not only challenge our expectations but also catalyze a surge in investment.

As we enter this new era, the ability to gather and generate potable water demands immediate and decisive action.

Investment Highlights

- **Large addressable market**
  By 2031, the air-to-water market is forecasted to reach $12.5B.[1]

- **Proven product viability**
  Strong early traction in commercial and consumer segment in UAE with regional and international market leaders.

- **Transformative technology**
  Unique Alpha Airflow along with purification IP creates water from air in a range of diverse temperatures and humidity levels, improving energy efficiency.

- **Market expansion potential**
  Scaling up to major bottled water distribution, exploring new industrial uses and developing large-scale water farms, unlocking vast growth opportunities.

- **Robust R&D pipeline**
  By developing off-grid solutions and expanding our consumer product range, we're pushing the boundaries of technology and market engagement.

- **Strong Management**
  With over a century of collective expertise, our team excels in engineering, commercial and brand expertise, water quality/purification, finance, operations and manufacturing – positioning us at the forefront of innovation and efficiency.


AIRWATER

1. Source: Transparency Market Research, Atmospheric Water Generator Market: https://www.transparencymarketresearch.com/atmospheric-water-generator-market.html.

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A1R05 2 Applications: Individual, homes, hotel suites, offices 5 litres / day 20 litres / day A1R20 2 Applications: Homes, small offices, hotels A1R30 Applications : Offices, hotels and homes 30 litres / day A1R100 Applications: Schools, hotels and offices 100 litres / day A1R1000 Applications: Industrial or high - volume consumption, such as remote communities or commercial enterprises 1,000 litres / day A1R3000 Applications: Industrial or high - volume consumption, such as industrial or manufacturing facilities 3,000 litres / day STRICTLY CONFIDENTIAL | Air - to - water generators and dispensers A1R FLEET PRODUCTS INDOOR USE OUTDOOR USE 11 1. Source: A1R WATER, Explore the Fleet: https://A1R WATER.com/solutions/awg - water - generators/#fleet . 2. Product is currently in research and development phase.

Replenish water as it's consumed, meeting exact needs without waste or plastic bottles. 5 Pull air from the atmosphere and HEPA filters clear out impurities. 1 Condense the air into water over cooling coils. 2 Purify, mineralize and sanitize the water, removing contaminants and enhancing taste and mineral profiles as needed. 3 Deliver clean, high - quality water on site, continuously recirculating for freshness and sanitation. 4 WELCOME TO A1R WATER Creating water from air Engineered for the demanding conditions of desert environments, our air - to - water technology transforms humidity in the air into high - quality drinking water. Our intensive filtration process purifies, sanitizes and enriches water with natural minerals as needed for diverse applications. OUR TECHNOLOGY STRICTLY CONFIDENTIAL | 12

PRODUCTS

STRICTLY CONFIDENTIAL | A1RWATER

Large-scale configurable solutions

BOTTLING FACILITIES[1]

Designed to meet specific needs and sustainability goals with cost-effective on-site bottling facilities, complete with water treatment, automation, bottle sanitation and more.

- Produces 100,000+ litres of water per day on site
- Reduces or eliminates dependence on traditional water sources, large-scale water transportation and single-use plastic
- Long-term contracted offtake for large-scale water production at a competitive price point
- Healthy rate of return on internally funded projects with long-term contracted cash flow

WATER FARMS[2]

Our renewable water farms generate consistent, self-sufficient water supply at scale, reducing dependency on traditional water sources.

- Capable of producing approximately one million litres of water per farm per day
- Flexible and secure with renewable water, hybrid power generation and underground water storage
- Self-sufficient, independent from coastal water and main power grids
- Optimised to serve remote, urban and inland populations, agricultural areas and unused desert spaces
- Water can be channeled into municipality infrastructure or used for emergency / military response

1. *Source: A1R WATER, Announcing our new 100,000+ litre air-to-water bottling facility: https://A1R WATER.com/company-updates/dubai-industrial-city-air-to-water-bottling-facility/.*
2. *Source: Revolutionise water supply with large-scale water farms: https://A1R WATER.com/solutions/water-farms/.*

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PRODUCTS STRICTLY CONFIDENTIAL | Price per Liter = $0.04 3000L (or 792 G) = $120 Price per Liter = $0.02 30L (or 7.9 G) = $.60 14

600 500 400 300 200 100 0 Bottled water market size 2024 to 2034 (USD billion) 1 The $335.5B bottled water market — a single use case MARKET OPPORTUNITY The global bottled water market reached $335.5 billion in 2024, and is poised to hit $565.2 billion by 2034 with a CAGR of 5.35%. 1 A1R WATER is positioned as a sustainable alternative for this high - consumption market, tapping into rising demand. STRICTLY CONFIDENTIAL | 15 $336 $354 $373 $393 $436 $414 $460 $485 $539 $511 $565 $100 $0 $200 $300 $400 $500 $600 2024 25 26 27 28 29 30 31 32 33 34 5.35% CAGR (2025 - 2034) 1 1. Source: Precedence Research, Bottled Water Market Size, Share, and Trends 2025 to 2034: https://www.precedenceresearch.com/bottled - water - market .

In 2025, A1R WATER will be the Official Water of the Miami HEAT

Elevating the Game with the Miami HEAT

NBA’s First Team to harness Air-to-Water technology

The Heat partnering with A1R WATER sets a new standard as the first NBA team to produce water directly from air, reinforcing the Heat’s commitment to both innovation and sustainability. Sustainable water reduces plastics while turning water into a potential new revenue opportunity with Miami Heat-branded bottles and cans, available across the arena and retail channels.


PURE
HYDRATION
UNMATCHED
PERFORMANCE.

A1RWATER

1. Source: A1R WATER, A1R WATER is Teaming up with The Miami HEAT to Keep Fans Hydrated in The Coolest Way Possible: https://a1rwater.com/company-updates/a1rwater-miamiheat/.

PARTNERSHIPS

STRICTLY CONFIDENTIAL | A1RWATER™

Effective July 2025, A1R WATER and Hilton partner to bring innovative water technology to Conrad Abu Dhabi Etihad Towers

New partnership between A1R WATER and the Hilton Group of Hotels

In a signing ceremony held at Conrad Abu Dhabi Towers, Hilton's flagship property in Abu Dhabi, we formalized a collaboration that introduces A1R WATER's advanced Air-to-Water technology and reusable glass bottles, a first-of-its-kind initiative in the UAE hotel sector aimed at drastically reducing plastic consumption.

As part of this collaboration, Conrad Abu Dhabi Etihad Towers will:

- Eliminate thousands of single-use plastic water bottles annually.
- Offer mineral-balanced drinking water produced from atmospheric moisture.
- Deliver a premium in-room experience using glass-bottled water.



A1RWATER™

CONRAD HOTELS & RESORTS™

A1R WATER x Hilton for Sustainable Change
Where Innovation Meets Hospitality

1. Source: A1RWATER, Conrad Hilton Abu Dhabi Lead with A1RWATER in Pioneering Plastic-Free Guest Experience: https://a1rwater.com/company-updates/a1rwater-hilton-partnership-conrad-abu-dhabi/.

17

Partnered with BBH – Global Marketing and Creative Agency • BBH has led extensive Consumer Research, Brand/Product desire research, Creative and Brand Marketing activity and all Brand Architecture work for the Consumer offering for A1R WATER SALES & MARKETING STRICTLY CONFIDENTIAL | 18 Water has always been born from the earth. Harvested from rivers, carved from glaciers, pulled from streams. But what if water could break free? Free from its beginnings to forge a new path. A path not bound by place or scarcity, but possibility. Meet A1R WATER. Our innovative process harnesses humid air, purifies it and transforms it into water. From air. No land. No limits. No microplastics. Finally, water finds its freedom. A1R WATER. Water reborn.

MARKET OPPORTUNITY

STRICTLY CONFIDENTIAL | AIRWATER

The global atmospheric water generator market

The air-to-water market is currently growing at a 16.3% CAGR.[1]

Global forces driving innovation and adoption:

Growth of the population, straining finite water supplies where it is needed; droughts

Cost and environmental impact of water transportation; deficient water management systems that cannot accommodate the escalating demand

The need to enhance agricultural productivity while conserving and augmenting natural resources

Government mandates to meet stringent environmental standards and reduce single-use plastics

The air-to-water market forecast:[1]

16.3%
CAGR
(2023-2031)

$12.5B
(By the end of 2031)

Water scarcity concerns:[1]

Agriculture consumes about 70% of freshwater worldwide, reaching 95% in some areas. With global population growth, water shortages are poised to become a major future challenge without sustainable solutions.

Increasing freshwater shortages worldwide are prompting the search for alternative water sources.

Alternative water sources are gaining momentum as governments and institutions increasingly turn to AWGs to strengthen water security and address shortages.

1. Source: Transparency Market Research, Atmospheric Water Generator Market: https://www.transparencymarketresearch.com/atmospheric-water-generator-market.html.

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B2G B2B B2C STRICTLY CONFIDENTIAL | TRACTION +GROWTH AREAS OF FOCUS We believe the greatest demands for air - to - water technology are in the MEA regions and in North America. 1,2 We have built brand awareness in the UAE and continue to grow our market share. We are also expanding in the GCC and North America, where there is growing demand and urgency due to government mandates, single - use plastic bans and ESG efforts. TARGET MARKETS • UAE is where we started and MEA/GCC region is where the foundation of our company is currently. • The U.S. consumer market, as well as the B2B/B2G market, presents an opportunity for significant growth. • We believe the opportunity the opportunity exists NOW to build our U.S. business and secure a "1st mover advantage" in the competitive, U.S. consumer market. 20 1. Source: Abdul Latif Jameel, Thirst for investment: solving the Middle East’s Water Challenges: https://alj.com/en/perspective/thirst - for - investment - solving - the - middle - easts - water - challenges/ . 2. Grandview Research, U.S. Bottled Water Market Size, Share & Trends Analysis Report By Product (Spring Water, Sparkling Water), By Distribution Channel (On - Trade, Off - Trade), By Packaging, And Segment Forecasts, 2025 – 2030: https://www.grandviewresearch.com/industry - analysis/us - bottled - water - market - report .

STRICTLY CONFIDENTIAL | SECTION 2 TRANSACTION OVERVIEW Private & Confidential 21

A1R WATER LEADERSHIP STRICTLY CONFIDENTIAL | Pete Carr – Chief Executive Officer (CEO) • Over 35 years of cross - functional and diverse geographical experience in consumer - packaged goods and manufacturing businesses. • Pete has been raising standards in the beverage industry for the past three decades. He makes it a priority to remain knowledgeable about consumer trends. • Prior to joining A1R WATER in 2024, over the last 15 years Pete held significant leadership roles in large beverage organizations (both private and public): • Global Chief Growth Officer – Bacardi Limited • President & CEO – Bacardi North America • President – Glazer’s Inc. (Now Southern Glazer’s Wine & Spirits) • President U.S. Spirits – Diageo North America • President – Diageo Guinness USA • SVP, Sales – Diageo North America • His expertise is in Sales, Marketing, route - to market strategy, and revenue creation within the CPG and beverage sector. Ryan Bibbo – Chief Operating Officer (COO) • Over 25 years as a senior executive with extensive international experience across business operations and organizational management arena, Ryan has proven leadership through a variety of businesses and markets. • In the beverages industry for 20+ years, Ryan has a unique blend of functional expertise and a comprehensive understanding of business strategy and execution along the commercial and consumer environment. • Prior to joining A1R WATER in 2024, over the last 15 years Ryan held significant leadership roles in large organizations (both private and public): • Global VP of People & Talent – Bacardi Limited • VP, Chief of Staff & Human Capital – Bacardi North America • Vice President – Glazer’s Inc. (Now Southern Glazer’s Wine & Spirits • VP Commercial Capability & Talent Mgmt. – Diageo North America • Vice President – Diageo Guinness USA • Ryan has overseen significant organizational change initiatives including Route - to - Market projects that transformed the way Bacardi distributes its products. For example, Ryan played a major role in designing and executing the new organizational strategy and structure of Bacardi and its North America distribution partners. • He has been recognized by both employers and business leaders as a strategic partner who brings a strong sense of urgency and an ability to lead teams and organizations through times of significant change into growth. Mr. Bibbo is a recipient of the 2017 South Florida “Power Leader” Award and was selected as a University of Miami Business School ”Executive Education Advisory Committee – Member”. • His expertise is in organizational strategy, leading business operating activities, and value creation within the CPG and beverage sector. 22

STRICTLY CONFIDENTIAL | INFLECTION POINT ACQUISITION CORP. III LEADERSHIP Michael Blitzer – Chairman & Chief Executive Officer (CEO) • Mr. Blitzer has been Chairman and CEO since October 2024, with prior CEO and director roles at IPXX (2023 – 2025) and IPAX (2021 – 2023). • He was the founder and Co - CEO of Kingstown Capital Management, which Mr. Blitzer grew into a multi - billion dollar asset manager. • Mr. Blitzer currently sits on the Board of Directors of Intuitive Machines, Inc. (Nasdaq: LUNR) and is the Chair of the Board of Directors of USA Rare Earth, Inc. (Nasdaq: USAR). • He began his career at J.P. Morgan Securities and Gotham Asset Management. • Mr. Blitzer holds an M.B.A. from Columbia Business School and a B.S. from Cornell University and is actively involved in educational philanthropy. Kevin Shannon – Chief Operating Officer (COO) • Kevin Shannon has been COO since November 2024, after serving as Chief of Staff at both IPXX (2023 – 2025) and IPAX (2021 – 2023), where he was deeply involved in target search, negotiations, and due diligence. • He co - founded Inflection Point Asset Management in 2024 with Michael Blitzer, focusing on SPAC sponsor and PIPE investments. • Mr. Shannon is currently Capital Markets Advisor for Intuitive Machines, Inc. and Board Advisor to USA Rare Earth, Inc. • Previously, he was a Principal at The Venture Collective (2023 – 2024), sourcing and diligence later - stage venture investments, and a Senior Analyst at Kingstown Capital (2021 – 2023). • He began his career in Equity Capital Markets at Bank of America, working across multiple sectors and product teams. 23

STRICTLY CONFIDENTIAL | Summary of Terms Deal Structure • Existing A1R WATER shareholders rolling 100% of their equity and will have a pro forma equity ownership of 62.9% at Transaction Close • SPAC Sponsor, Inflection Point to retain a pro forma equity ownership of 17.7% at Transaction Close • A1R WATER shareholders to have 4 milestone earn - outs as follows: 1. 7.5M shares to vest upon quarterly run - rate revenue surpassing $25.0M by the quarter ending June 30th, 2026 (12 months from LOI) or PubCo or any of its consolidated subsidiaries enters into an agreement on or prior to June 30, 2026 with certain public and private sector clients that provides for minimum annual and recurring revenue of at least $100M 2. 7.5M shares to vest upon quarterly run - rate revenue surpassing $50.0M by the quarter ending December 31 st , 2026 (18 months from LOI) 3. 7.5M shares to vest upon quarterly run - rate EBITDA surpassing $12.5M by the quarter ending December 31 st , 2026 (18 months from LOI) 4. 7.5M shares to vest upon the post - combination share price trading above $20.00 for any 20 out of 30 consecutive trading days in the 12 - month period commencing 6 - months from Transaction Close Valuation • Inflection Point to value A1R WATER at a pre - money Enterprise Value of $300.0M • Transaction implies a $416.7M pro forma Enterprise Value at Close Financing • Agreements signed with SPAC Sponsor; Inflection Point to lead a Convertible Preferred Share Private Investment in Public Equity (“PIPE”) • Existing A1R WATER shareholders and strategic investors to participate • Targeting a $75.0M total PIPE raise as follows: 1. $25.0M pre - funded portion to fund at or prior to signing of the Business Combination Agreement 2. $50.0M to fund at Transaction Close Ownership % Shares (M) 62.9% 30.0 A1R WATER 17.7% 8.4 Inflection Point 2 12.4% 5.9 PIPE Investors 3,4 7.0% 3.3 Rights & Other Investors 3,4 1 2 3 1 2 3 47.7 PF Shares Outstanding (M) 30.0 A1R WATER Shareholders 8.4 SPAC Sponsor 2 5.9 PIPE Investors 3,4 3.3 Rights & Other Investors 3,4 $10.00 Share Price ($) $476.7 PF Equity Value ($M) $0.0 (+) PF Debt ($M) ($60.0) ( - ) PF Cash 5 ($M) $416.7 PF Enterprise Value ($M) 6 Pro Forma Capitalization 1 Pro Forma Ownership 24 Assumptions: 1. 0% Trust Retention 2. "SPAC Sponsor" does not include shares Inflection Point also owns through prefund, PIPE, IPCX Private Placement, or Rights 3. "PIPE Investors" includes Prefund investors, at - close PIPE Investors & 83k shares for Sandia's $1.0M loan amortization 4. "Rights & Other Holders" includes shares underlying all IPO Rights as well as shares & rights in the 740k share IPCX private placement 5. PF Cash rounded to $60.0M (as some fees/expenses are not yet known or negotiated) 6. No warrants are listed or included as they have no impact on the EV or EQV at the time of DeSPAC TRANSACTION OVERVIEW 4 4

STRICTLY CONFIDENTIAL | Summary of Proposed Financing Terms Air Water Ventures Holdings Limited, a Cayman limited company and parent of Air Water Ventures Limited Issuer $75.0M target total, with $25.0M target to prefund substantially concurrent with signing of Business Combination Agreement Issuance Amount $300.0M (excluding 30.0M share earn - out), 15.0% Original Issue Discount for prefunded portion Pre - Money Valuation Series A Convertible Preferred Unit Security $12.00 per Unit Unit Price 1 Series A Cumulative Convertible Preferred Share (the “Series A Share”); and 1 Warrant to Purchase 1 Share of Common Stock (the “Series A Warrant”) Unit Composition Conversion Price: $12.00 per Share Dividend: Semi - annual dividend payable as 10.0% Cash, or 12.0% PIK Price Protection: 1 - time VWAP - Based Reset with price floor of $5.00 Other Terms: 1 st Ranking, Liquidation Preference, Put Right, other standard protective provisions Series A Share Terms Strike Price: $12.00 per Share Expiry: 5 - years from Business Combination Price Protection: 1 - time VWAP - Based Reset with price floor of $5.00 Other Terms: Subject to adjustments for stock dividends, splits, combinations and similar events Series A Warrant Terms Substantially concurrent with the closing of the Business Combination (with exception to the prefunded portion) Closing 25 PIPE FINANCING

STRICTLY CONFIDENTIAL | $0.30 $0.18 $0.47 $0.76 $1.06 $1.40 $1.95 $2.77 0 0.5 1 1.5 2 2.5 3 Airwater Alani Nu Consolidated Water Ene rgy Recove ry Source Global Liquid Death Poppi T PureCycle echnologies Valuation (US$B) Private Company 2 Public Company 1 30 Select Comparable Water, Technology & Beverage Valuations 26 $32.36 1. Source: Market Capitalization as of 07/25/2025, source: Yahoo Finance 2. Source: Pitchbook VALUATION BENCHMARKING

VALUATION BENCHMARKING

STRICTLY CONFIDENTIAL | AIRWATER

Company	Valuation	Core Focus	Valuation Driver	Comparable
xylem	US$32.3B Market Cap[1]	Global water-tech & infrastructure	Scale plus recurring utility-style cash flow	Sets the upper ceiling for mature, diversified water platforms
PURECYCLE	US$2.77B Market Cap[1]	Circular polymer up-cycling	Patented ESG tech in early roll-out	Shows pre-scale sustainability plays can hold multi-B values
poppi	US$1.95B Pepsi Acquisition[2]	Prebiotic soda brand	Viral growth + strategic buyer	Brand-led wellness story can deliver 10× revenue exits
Liquid Death	US$1.4B Series F Valuation[2]	Disruptive canned water brand	Viral marketing, repeat purchase traction	Bold branding wins unicorn status before profitability
SOURCE	US$1.06M Series D Valuation[2]	Atmospheric water generators	Proprietary hardware + climate narrative	Closest tech analogue – valuation baseline for novel water making
energy recovery	US$756.5M Market Cap[1]	Desalination energy-saving tech	Proven EBITDA + niche dominance	Hardware suppliers to water infra trade mid-hundreds
CONSOLIDATED WATER	US$472.1M Market Cap[1]	Desalination plant operator	Regulated utility cash flows	Establishes the valuation floor for asset-heavy water plays
Alani NU	US$180M Celsius Acquisition[2]	Fitness energy drinks	Influencer community + strong margins	Lifestyle engagement commands premium multiples

1. *Source: Market Capitalization as of 07/25/2025, source: Yahoo Finance*
2. *Source: Pitchbook*

27

A BOLD FUTURE PARTNER WITH US TO PIONEER A FUTURE WHERE WATER IS SUSTAINABLY SOURCED, TRANSFORMING ACCESS AND CONSUMPTION FOR GENERATIONS TO COME. A1RWATER.COM A SI M PL E T R U T H : WATER IS ESSENTIAL TO OUR EVERYDAY LIVES, SURVIVAL AND PLANET. STRICTLY CONFIDENTIAL | 28

STRICTLY CONFIDENTIAL | 29 Risk Factors All references to the “company,” “we,” “us” or “our” refer to Air Water Ventures Limited and its consolidated entities prior to the Potential Business Combination. The risks presented below are non - exhaustive descriptions of certain of the general risks related to the business of Air Water, Inflection Point and Pubco and the Potential Business Combination among Air Water, Inflection Point and Pubco, and such list is not exhaustive. The list below has been prepared solely for purposes of inclusion in this Presentation and not for any other purpose. You should carefully consider these risks and uncertainties and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks presented by the Potential Business Combination. Risks relating to the business of Air Water, the Potential Business Combination and the business of Pubco will be disclosed in future documents filed or furnished by Air Water, Inflection Point or Pubco with the SEC, including the documents filed or furnished in connection with the Potential Business Combination among Air Water, Inflection Point and Pubco. The risks presented in such filings will be consistent with SEC filings typically relating to a public company, including with respect to the business and securities of Air Water, Inflection Point and Pubco and the Potential Business Combination among Air Water, Inflection Point and Pubco, and may differ significantly from, and be more extensive than, those presented below. Risks Related to Our Business and Our Industry • Our financial results depend on successful project execution and may be adversely affected by cost overruns, failure to meet customer schedules, failure of our subcontractors to fulfill their obligations to us, or other execution issues. • In order to successfully implement our plans and strategies, we will need to grow the size of our organization and may experience difficulties in managing this growth. • Our sales and profitability may be impacted by, and we may incur liabilities as a result of, warranty claims, product defects, recalls, improper use of our products, or our failure to meet performance guarantees or customer safety standards, or treat emerging contaminants. • We may in the future enter into long - term supply agreements that could result in insufficient inventory and negatively affect our results of operations. • We lack sufficient funds to achieve our planned business objectives. Our ability to continue as a going concern is dependent on (i) continued financial support from our shareholders and other related parties, (ii) raising capital via external financing, and/or (iii) attaining profitable operations. • We face supply chain competition, including competition from businesses in other industries, which could result in insufficient inventory and negatively affect our results of operations. • A loss of, or material cancellation, reduction, or delay in purchases by or delivery of products to, one or more of our largest customers could harm our business. • Mergers in our industry among our current or potential competitors may adversely affect our competitive position. • Consumer preferences for our products are difficult to predict and may change, and, if we are unable to respond quickly to new trends, our business may be adversely affected. • Our business is subject to evolving sustainability regulatory requirements and expectations, which exposes us to increased costs and legal and reputational risks. • A reduction in consumer concerns about the environmental impact of plastic bottles and other packaging materials could result in reduced demand for our products and could harm our business. • We are subject to risks associated with changing technology, product innovation, manufacturing techniques, operational flexibility and business continuity, which could place us at a competitive disadvantage. • We may face opposition to the operation and expansion of our facilities from various individuals and groups. • We expect to incur research and development costs and devote resources to identifying and commercializing new products and services, which could reduce our profitability and may never result in revenue to us. • Our future performance is difficult to evaluate because we have a limited operating history. • Our long - term success will depend ultimately on implementing our business strategy and operational plan, as well as our ability to generate revenues, achieve and maintain profitability and develop positive cash flows. • We have a history of losses and may not be able to achieve or maintain profitability in the future. • Our long - term success depends, in part, on our ability to negotiate and enter into sales agreements with, and deliver our products to, third party customers on commercially viable terms. There can be no assurance that we will be successful in securing such agreements. • We may seek to raise further funds through equity or debt financing, joint ventures, production sharing arrangements or other means. Any inability to access the capital or financial markets may limit our ability to fund our ongoing operations, execute our business plan or pursue investments that we may rely on for future growth. • If we fail to retain our key personnel or if we fail to attract additional qualified personnel, we may not be able to achieve our anticipated level of growth and our business could suffer. • We currently face and will continue to face significant competition from established companies with longer operating histories, customer incumbency advantages, access to and influence with governmental authorities, and more capital resources than we do. We could experience customers diverted to our competition, downward pricing pressures, and significant reductions to our revenue. • Any failure by management to manage growth properly could have a material adverse effect on our business, operating results and financial condition. • Damage to our reputation or brand image can adversely affect our business. • Our reliance on distributors, retailers and brokers could affect our ability to efficiently and profitably distribute and market our products, maintain our existing markets and expand our business into other geographic markets, which can adversely affect our growth, business, financial condition and results of operations. • The holders of our preferred shares have certain approval rights over actions taken by us, including related to incurring debt. RISK FACTORS

STRICTLY CONFIDENTIAL | 30 Risks Related to Legal, Compliance and Regulations • The legal and regulatory environment in the jurisdictions in which we operate, changes thereto and our ability to comply with the same could negatively affect our results of operations, adversely affect demand for our products and services or result in litigation. • We conduct business in markets with high - risk legal compliance environments which exposes us to increased legal and reputational risk. • Uncertainties in the interpretation and application of existing, new, and proposed tax laws and regulations could materially affect our tax obligations and effective tax rate. • Failure to comply with laws and regulations applicable to our business can adversely affect our business. • Failure by suppliers or co - packers to comply with applicable laws and regulations, or with specifications and other requirements for our products, may adversely impact our business. • We are subject to environmental, health and safety laws and regulations, and labor laws in multiple jurisdictions, which impose substantial compliance requirements on our operations. Our operating costs could be significantly increased in order to comply with new or stricter regulatory standards imposed by any governmental agency in which we operate. • Unforeseen environmental costs could adversely affect our business and results of operations. • Delays in enactment or repeals of environmental laws and regulations may make our products, services, and solutions unnecessary or less economically beneficial to our customers, adversely affecting demand for our products, services, and solutions. • Advertising inaccuracies and product mislabeling may have an adverse effect on our business by exposing us to lawsuits, product recalls or regulatory enforcement actions, increasing our operating costs and reducing demand for our product offerings. • Regional hostilities, terrorist attacks, communal disturbances, civil unrest and other acts of violence or war may result in a loss of investor confidence and a decline in the value of our equity shares and trading price of our shares following our business combination. • Our business may be adversely affected by changes in government policies, laws and regulations in the UAE. • Increased scrutiny and changing expectations from investors regarding environmental, social and governance considerations may result in the decrease of the trading price of our securities. In particular, we may suffer reputational harm due to our business dealings in certain countries that have previously been associated, or perceived to have been associated, with human rights issues. • The reduction, elimination, or expiration of government subsidies, economic incentives, tax incentives, and other support for our products, or other public policies could negatively impact our operations. • Our businesses require numerous permits, licenses, franchises and other approvals from various governmental agencies, and the failure to obtain or maintain any of them, or lengthy delays in obtaining them, could materially adversely affect us. • Any failure by us to comply with the anti - corruption, anti - bribery, privacy/personal data, consumer protection, environmental and similar laws could result in legal penalties and fines, and/or negatively impact our reputation and results of operations. • The requirements of being a public company in the U.S. may strain our resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company in the U.S. may be greater than we anticipate. • As a private company, we have not been required to document and test our internal controls over financial reporting nor has our management been required to certify the effectiveness of our internal controls and our auditors have not been required to opine on the effectiveness of our internal control over financial reporting. Failure to maintain adequate financial, information technology and management processes and controls could impair our ability to comply with the financial reporting and internal controls requirements for publicly traded companies, which could lead to errors in our financial reporting and adversely affect our business. Economic and External Risks • The occurrence of significant events against which we may not be fully insured could have a material adverse effect on our business, financial condition and results of operations. • The threat of global economic, capital markets and credit disruptions pose risks to our business. • Inflation has increased our operating costs, and we expect to continue to experience inflationary conditions. • Our business could be adversely affected by recent and further changes in the tariff and trade policies of the United States or of other countries. • Our business may be adversely affected by force majeure events outside our control, including labor unrest, civil disorder, war, subversive activities or sabotage, extreme weather conditions, fires, floods, explosions or other catastrophes, epidemics or quarantine restrictions. For example, a hurricane or tropical storm could cause major damage to our facilities, equipment and properties and adversely affect our supply chain and operations. • Geopolitical conditions, including trade disputes and direct or indirect acts of war or terrorism could adversely affect our business, financial condition and results of operations. • Turmoil in the banking industry may negatively impact our business, results of operations and financial condition. Risks Related to Intellectual Property and Technology • Our patent applications may not result in issued patents, and any issued patents may not provide adequate protection, which may have a material adverse effect on our ability to prevent others from commercially exploiting products similar to ours. • Our failure to protect our intellectual property rights may undermine our competitive position, and litigation to protect our intellectual property rights may be costly. • We may need to defend ourselves against claims that we infringe, have misappropriated, or otherwise violate the intellectual property rights of others, which may be time - consuming and would cause us to incur substantial costs. • Cyber - attacks or a failure in our information technology and data security infrastructure could adversely affect our business and operations. RISK FACTORS

STRICTLY CONFIDENTIAL | 31 Risks Related to Our Projections • Our financial projections included in this presentation rely in large part upon assumptions and analyses developed by us. If these assumptions prove to be incorrect, our actual operating results may differ materially from the forecasted results. • Demand for our products may not grow or may grow at a slower rate than we anticipate. • The rapidly evolving and competitive nature of our industry makes it difficult to evaluate our future prospects. • If our estimates and assumptions we use to determine the size of our total addressable market are inaccurate, our future growth rate may be affected and the potential growth of our business may be limited. Risks Related to Inflection Point and the Potential Business Combination • Directors and officers of Inflection Point, its sponsor and their affiliates, have interests in the Potential Business Combination and the related transactions that are different from, or in addition to and/or in conflict with, those of the Inflection Point’s shareholders generally. • Past performance by Inflection Point’s management team, its advisors and their respective affiliates, including investments and transactions in which they have participated and businesses with which they have been associated, may not be indicative of future performance of an investment in the Company. • Inflection Point’s sponsor and Inflection Point’s directors and officers have agreed to vote in favor of the Potential Business Combination, which will increase the likelihood that Inflection Point will receive the requisite shareholder approval for the Potential Business Combination and the transactions contemplated thereby regardless of how Inflection Point’s public shareholders vote. • The ability of Inflection Point’s public shareholders to exercise redemption rights with respect to a large number of public shares could deplete Inflection Point’s trust account prior to the Potential Business Combination and thereby diminish the amount of working capital of the combined company. • Securities of companies formed through combinations with special purpose acquisition companies such as Inflection Point may experience a material decline in price relative to the share price prior to such combinations. • Inflection Point’s sponsor, directors, officers, and affiliates of Inflection Point’s management team may receive a positive return on their investment in Inflection Point’s 8,433,333 founder shares, even if Inflection Point’s public shareholders experience a negative return on their investment after consummation of the Potential Business Combination. Similarly, certain directors, officers, and affiliates of Inflection Point’s management team may receive a positive return on their investments in preferred equity and related securities of the Company and of the combined company, even if Inflection Point’s public shareholders experience a negative return on their investment after consummation of the Potential Business Combination. • Inflection Point cannot assure you that its diligence review has identified all material risks associated with the Potential Business Combination, and you may be less protected as an investor from any material issues with respect to the Company’s business, than an investor in an underwritten initial public offering. • Subsequent to the consummation of the Potential Business Combination, the combined company may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on the combined company’s financial condition, results of operations and stock price, which could cause you to lose some or all of your investment. • The net cash available to the combined company from Inflection Point’s trust account and the financings associated with the Potential Business Combination with respect of each public share that is not redeemed will be materially less than price per share implied in the business combination agreement to the ordinary shares of the combined company to be issued to the Company’s securityholders. • Inflection Point’s shareholders will experience significant dilution due as a consequence of the Potential Business Combination and the associated financing transactions. • Because Inflection Point is incorporated under the laws of the Cayman Islands, and the combined company will be incorporated under the laws of the Cayman Islands, their respective shareholders may face difficulties in protecting their interests and their ability to protect their rights through the U.S. federal courts may be limited. • Inflection Point may be a passive foreign investment company, which could result in adverse U.S. federal income tax consequences to U.S. investors. • If Inflection Point is deemed to be an investment company under the Investment Company Act of 1940, as amended, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it more difficult to complete the Potential Business Combination or cause the parties to abandon their efforts to complete the Potential Business Combination. • The Company and Inflection Point will incur significant transaction costs in connection with the Potential Business Combination, which may exceed current estimates and expectations, and those costs will be paid using the proceeds from the Potential Business Combination and the related financings, diminishing the amount of working capital of the combined company. • The consummation of the Potential Business Combination is subject to a number of conditions and, if those conditions are not satisfied or waived, the agreement governing the Potential Business Combination may be terminated in accordance with its terms and the Potential Business Combination may not be completed. • During the pre - closing period, Inflection Point and the Company are prohibited from entering into certain transactions that might otherwise be beneficial to them or their respective stakeholders. • The Potential Business Combination may result in adverse tax consequences for the holders of Inflection Point’s securities. • There can be no assurance that the combined company will be able to meet the initial listing standards of Nasdaq, or following the closing of the Potential Business Combination, continued listing standards of Nasdaq • If the benefits of the Potential Business Combination do not meet the expectations of investors or securities analysts, the market price of the combined company’s securities may decline. • An active trading market for the combined company’s ordinary shares may not be available on a consistent basis to provide shareholders with adequate liquidity. The market price of the combined company’s ordinary shares could decline significantly and the trading volume could decline significantly or become volatile following the consummation of the Potential Business Combination. • The holders of preferred shares issued in connection with the Potential Business Combination will have certain approval rights over actions taken by the combined company, including related to incurring debt. • After completion of the Potential Business Combination, the combined company may be at an increased risk of securities class action litigation. • Future sales and issuances of shares or other equity securities by the combined company (such as pursuant to the combined company’s equity incentive plan and the terms of the preferred shares and associated warrants to be issued in the financings associated with the Potential Business Combination), could result in additional dilution of the percentage ownership of the combined company’s shareholders and cause the market price of the combined company’s ordinary shares to decline even if the business is doing well. • Because there are no current plans for the combined company to pay cash dividends for the foreseeable future, shareholders may not receive any return on investment unless shares are sold for a price greater than that which was initially paid. RISK FACTORS